UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 22, 2017

MaxPoint Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36864	20-5530657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices, including zip code)

(800) 916-9960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2017, MaxPoint Interactive, Inc. (the “Company”) and Silicon Valley Bank (the “Lender”) entered into a Fourth Amendment to Loan and Security Agreement (the “Fourth Loan Amendment”), amending that certain Loan and Security Agreement, dated as of June 12, 2014, as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 12, 2015, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of March 8, 2016, and as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of September 30, 2016. Pursuant to the Fourth Loan Amendment, the Lender agreed to, among other things, extend the maturity date to March 31, 2018.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the complete copy of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Fourth Amendment to Loan and Security Agreement, dated March 22, 2017, between the Registrant and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxPoint Interactive, Inc.

By:	/s/ Brad Schomber
Brad Schomber
Chief Financial Officer

Dated: March 23, 2017

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Fourth Amendment to Loan and Security Agreement, dated March 22, 2017, between the Registrant and Silicon Valley Bank.

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